UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2005



                             PYR Energy Corporation
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                       001-15511                95-4580642
          --------                       ---------                ----------
(State or other jurisdiction      (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


      1675 Broadway, Suite 2450, Denver, Colorado                   80202
      -------------------------------------------                   -----
       (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (303) 825-3748


                                 Not Applicable
            --------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into a Definitive Material Agreement

     On September 29, 2005, PYR Energy Corporation (the "Company") entered into a Subscription and Registration Rights Agreement (the "Agreement") with Wellington Management Company LLP ("Wellington") pursuant to which Wellington, on behalf of six investments funds managed by Wellington, agreed to purchase, and the Company agreed to sell, an aggregate of 4,000,000 shares of the Company's common stock at a purchase price of $1.30 per share for a total investment by Wellington of $5,200,000. The investment by Wellington is part of a private offering by the Company (the "Private Offering") of a maximum aggregate of 6,328,000 shares (the "Shares") of the Company's common stock. The issuance of the Shares is exempt pursuant to provisions of the Securities Exchange Act of 1933, as amended (the "Act"), provided by Rule 506 of Regulation D of the Act and Sections 4(2) and 4(6) thereunder and is being made only to "accredited investors" as that term is defined under the Act. Pursuant to the terms of the Private Offering, the Company agreed to file, no later than 75 days after the date of the acceptance by the Company of the first subscription to purchase Shares in the Private Offering, a registration statement with the Securities and Exchange Commission to register the resell or other transfer of the Shares by the purchasers under the Act.

     There is no minimum amount of funds that must be raised pursuant to the Private Offering before the Company may use the proceeds raised. The Company anticipates that the proceeds from the Private Offering will be used for oil and gas exploration, development and acquisition activities including drilling both exploration and development prospects, possible shooting and/or acquisition of seismic data, and possible acquisition of undeveloped and/or development acreage and working capital.

Item 3.02     Unregistered Sales of Equity Securities

     To the extent applicable, the contents of Item 1.01 above are incorporated into this Item 3.02 by reference.

     Also pursuant to the Private Offering described in Item 1.01 above, on September 29, 2005 the Company sold a total of 500,000 shares to another accredited investor at a price per share of $1.30, for a purchase price of $650,000. On or about October 3, 2005, the Company sold an aggregate of 150,000 shares to six accredited investors at a price per share of $1.30 for gross proceeds of $195,000 pursuant to the Private Offering. The issuance of these Shares is exempt pursuant to provisions of the Act provided by Rule 506 of Regulation D of the Act and Sections 4(2) and 4(6) thereunder. The purchasers are also entitled to the registration rights described in Item 1.01 above.

Item 9.01.    Financial Statements and Exhibits

(c)  Exhibits.

10.1 Form of Subscription Agreement between Wellington parties and PYR Energy Corporation - September 2005




                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 5, 2005                      PYR ENERGY CORPORATION



                                            By: /s/ D. Scott Singdahlsen
                                            ----------------------------
                                            D. Scott Singdahlsen
                                            Chief Executive Officer and
                                            President